Exhibit 21.01

SUBSIDIARIES OF NRG ENERGY, INC.

Entity Name	Jurisdiction
2332174 Ontario Inc.	Canada
3279405 Nova Scotia Company	Canada
3283764 Nova Scotia Company	Canada
7549709 Canada Inc.	Canada
7644868 Canada Inc.	Canada
7711565 Canada Inc.	Canada
AC Solar Holdings LLC	Delaware
Ace Energy, Inc.	New York
AFE Marquette LLC	Wisconsin
Agua Caliente Solar Holdings LLC	Delaware
Agua Caliente Solar, LLC	Delaware
Allied Home Warranty GP LLC	Delaware
Allied Warranty LLC	Texas
ALP Wind, LLC	Minnesota
Alta Interconnection Management II, LLC	Delaware
Alta Interconnection Management III, LLC	Delaware
Alta Interconnection Management, LLC	Delaware
Alta Realty Holdings, LLC	Delaware
Alta Realty Investments, LLC	Delaware
Alta Vista SunTower, LLC	Delaware
Alta Wind 1-5 Holding Company, LLC	Delaware
Alta Wind Asset Management Holdings, LLC	Delaware
Alta Wind Asset Management, LLC	Delaware
Alta Wind Company, LLC	Delaware
Alta Wind Holdings, LLC	Delaware
Alta Wind I Holding Company, LLC	Delaware
Alta Wind I, LLC	Delaware
Alta Wind II Holding Company, LLC	Delaware
Alta Wind II, LLC	Delaware

Alta Wind III Holding Company, LLC	Delaware
Alta Wind III, LLC	Delaware
Alta Wind IV Holding Company, LLC	Delaware
Alta Wind IV, LLC	Delaware
Alta Wind V Holding Company, LLC	Delaware
Alta Wind V, LLC	Delaware
Alta Wind X Holding Company, LLC	Delaware
Alta Wind X, LLC	Delaware
Alta Wind XI Holding Company, LLC	Delaware
Alta Wind XI, LLC	Delaware
Anacapa Energy, LLC	California
Arthur Kill Gas Turbines LLC	Delaware
Arthur Kill Power LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Aurora Starlight Wind, LLC	Delaware
Avenal Park LLC	Delaware
Avenal Solar Holdings LLC	Delaware
Bayou Cove Peaking Power, LLC	Delaware
Beheer-en Beleggingsmaatschappij Plogema B.V.	Netherlands
Bendwind, LLC	Minnesota
Berrians I Gas Turbine Power LLC	Delaware
BETM Solutions LLC	Delaware
BidURenergy, Inc.	New York
Big Cajun I Peaking Power LLC	Delaware
Big Cajun II Unit 4 LLC	Delaware
bioNRG Tonawanda Inc.	Delaware
Bisson Windfarm, LLC	Minnesota
Bluewater Wind Delaware LLC	Delaware
Bluewater Wind Maryland LLC	Delaware
Bluewater Wind New Jersey Energy LLC	Delaware
Boeve Windfarm, LLC	Minnesota
Boquillas Wind, LLC	Delaware
Boston Energy Trading and Marketing LLC	California
Broken Bow Wind, LLC	Delaware

Buffalo Bear, LLC	Oklahoma
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
Camas Power Boiler Limited Partnership	Oregon
Camas Power Boiler, Inc.	Oregon
Camino Energy, LLC	California
Capistrano Wind Holdings, Inc.	Delaware
Capistrano Wind II, LLC	Delaware
Capistrano Wind Partners, LLC	Delaware
Capistrano Wind, LLC	Delaware
Carbon Management Solutions LLC	Delaware
Caresale Services Limited	United Kingdom
Carlsbad Energy Center LLC	Delaware
Carstensen Wind, LLC	Minnesota
Cedro Hill Wind LLC	Delaware
CG Windfarm, LLC	Minnesota
Cheng Power Systems, Inc.	Delaware
Chester Energy, LLC	California
Chickahominy River Energy Corp.	Virginia
Cirro Energy Services, Inc.	Texas
Cirro Group, Inc.	Texas
Citizens Power Holdings One, LLC	Delaware
CL Power Sales Eight, L.L.C.	Delaware
Clean Edge Energy LLC	Delaware
Clear View Acres Wind Farm, LLC	Iowa
Cody SunTower, LLC	Delaware
Commonwealth Atlantic Power LLC	Delaware
Community Wind North 1 LLC	Minnesota
Community Wind North 10 LLC	Minnesota
Community Wind North 11 LLC	Minnesota
Community Wind North 13 LLC	Minnesota
Community Wind North 15 LLC	Minnesota
Community Wind North 2 LLC	Minnesota
Community Wind North 3 LLC	Minnesota

Community Wind North 5 LLC	Minnesota
Community Wind North 6 LLC	Minnesota
Community Wind North 7 LLC	Minnesota
Community Wind North 8 LLC	Minnesota
Community Wind North 9 LLC	Minnesota
Community Wind North, LLC	Minnesota
Conemaugh Fuels, LLC	Delaware
Conemaugh Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Continental Energy, LLC	Arizona
Cottonwood Development LLC	Delaware
Cottonwood Energy Company LP	Delaware
Cottonwood Generating Partners I LLC	Delaware
Cottonwood Generating Partners II LLC	Delaware
Cottonwood Generating Partners III LLC	Delaware
Cottonwood Technology Partners LP	Delaware
Coyote Springs 2, LLC	Delaware
CP Power Sales Nineteen, L.L.C.	Delaware
CP Power Sales Seventeen, L.L.C.	Delaware
CP Power Sales Twenty, L.L.C.	Delaware
Crofton Bluffs Wind, LLC	Delaware
Crosswind Transmission, LLC	Iowa
Cy-Hawk Wind Energy, LLC	Iowa
DanMar Transmission, LLC	Minnesota
DeGreeff DP, LLC	Minnesota
DeGreeffpa, LLC	Minnesota
Del Mar Energy, LLC	California
Delaware Power Development LLC	Delaware
Desert View SunTower, LLC	Delaware
Devon Power LLC	Delaware
Doga Enerji Uretim Sanayi ve Ticaret Limited Sirketi	Turkey
Doga Isi Satis Hizmetleri Ticaret Limited Sirketi	Turkey
Doga Isletme ve Bakim Ticaret Limited Sirketi	Turkey
Dunkirk Gas Corporation	New York

Dunkirk Power LLC	Delaware
Eagle View Acres Wind Farm, LLC	Iowa
East Ridge Transmission, LLC	Minnesota
Eastern Sierra Energy Company LLC	California
EHI Development Fund, LLC	California
El Mirage Energy, LLC	Arizona
El Segundo Energy Center II LLC	Delaware
El Segundo Energy Center LLC	Delaware
El Segundo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Elbow Creek Wind Project LLC	Texas
Elk Lake Wind Farm, LLC	Iowa
Elkhorn Ridge Wind II, LLC	Delaware
Elkhorn Ridge Wind, LLC	Delaware
EME CP Holdings, LLC	Delaware
EME Eastern Holdings, LLC	Delaware
EME Finance UK Limited	United Kingdom
EME Generation Holdings Limited	Cayman Islands
EME Investments II, LLC	Delaware
EME Investments, LLC	Delaware
EME Service Company, LLC	Delaware
EME Southwest Power, LLC	Delaware
EME UK International, LLC	Delaware
EME Western Holdings, LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
Energy Curtailment Specialists, Inc.	New York
Energy Investors Fund, L.P.	Delaware
Energy National, Inc.	Utah
Energy Plus Holdings LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Energy Protection Insurance Company	Vermont
Enifund, Inc.	Utah
Enigen, Inc.	Utah
ESOCO Molokai, Inc.	Utah

ESOCO, Inc.	Utah
eV2g LLC	Delaware
Everything Energy LLC	Delaware
Fairmont SunTower, LLC	Delaware
Fey Windfarm, LLC	Minnesota
Forward Home Security, LLC	Texas
Forward Windpower LLC	Delaware
FUSD Energy, LLC	Arizona
GCE Holding LLC	Connecticut
GCP Funding Company, LLC	Delaware
GenConn Devon LLC	Connecticut
GenConn Energy LLC	Connecticut
GenConn Middletown LLC	Connecticut
GenOn Americas Generation, LLC	Delaware
GenOn Americas Procurement, Inc.	Delaware
GenOn Asset Management, LLC	Delaware
GenOn Capital Inc.	Delaware
GenOn Energy Holdings, Inc.	Delaware
GenOn Energy Management, LLC	Delaware
GenOn Energy Services, LLC	Delaware
GenOn Energy, Inc.	Delaware
GenOn Escrow Corp.	Delaware
GenOn Fund 2001 LLC	Delaware
GenOn Key/Con Fuels, LLC	Delaware
GenOn Mid-Atlantic Development, LLC	Delaware
GenOn Mid-Atlantic, LLC	Delaware
GenOn Northeast Management Company	Pennsylvania
GenOn Power Operating Services MidWest, Inc.	Delaware
GenOn REMA Services, Inc.	Delaware
GenOn Special Procurement, Inc.	Delaware
Geostellar, Inc.	Delaware
Gladstone Power Station Joint Venture	Australia
Global Power Investors, LLC	Delaware
Goal Zero LLC	Delaware

Goat Wind, LP	Texas
Granite II Holding, LLC	Delaware
Granite Power Partners II, L.P.	Delaware
Green Mountain Energy Company	Delaware
Green Prairie Energy, LLC	Iowa
Greenback Energy, LLC	Minnesota
Greene Wind Energy, LLC	Iowa
Gregory Partners, LLC	Delaware
Gregory Power Partners LLC	Delaware
Groen Wind, LLC	Minnesota
GTL Joint Venture, LLC	Delaware
Hanover Energy Company	California
Hardin Hilltop Wind, LLC	Iowa
Hardin Wind Energy, LLC	Iowa
High Lonesome Mesa Investments, LLC	Delaware
High Lonesome Mesa, LLC	Delaware
High Plains Ranch II, LLC	Delaware
Highland Township Wind Farm, LLC	Iowa
Hillcrest Wind, LLC	Minnesota
HLE Solar Holdings, LLC	Delaware
HSD Solar Holdings, LLC	California
Hudson Valley Gas Corporation	New York
Huntley IGCC LLC	Delaware
Huntley Power LLC	Delaware
HyperGen, LLC	Minnesota
Independence Energy Alliance LLC	Delaware
Independence Energy Group LLC	Delaware
Independence Energy Natural Gas LLC	Delaware
Indian River Operations Inc.	Delaware
Indian River Power LLC	Delaware
Intellastar LLC	Delaware
Ivanpah Master Holdings, LLC	Delaware
Ivanpah Project I Holdings, LLC	Delaware
Ivanpah Project II Holdings, LLC	Delaware

Ivanpah Project III Holdings, LLC	Delaware
Jackson Valley Energy Partners, L.P.	California
James River Power LLC	Delaware
Jeffers Wind 20, LLC	Minnesota
JMC Wind, LLC	Minnesota
Joliet Generation I, LLC	Delaware
Kaufman Cogen LP	Delaware
K-Brink Windfarm, LLC	Minnesota
Keystone Fuels, LLC	Delaware
Keystone Power LLC	Delaware
Lambique Beheer B.V.	Netherlands
Langford Wind Power, LLC	Texas
Laredo Ridge Wind, LLC	Delaware
Larswind, LLC	Minnesota
LimiEnergy, LLC	Minnesota
Lone Star A/C & Appliance Repair, LLC	Texas
Long Beach Generation LLC	Delaware
Long Beach Peakers LLC	Delaware
Long Beach Power LLC	Delaware
Longhorn Energy, LLC	Arizona
Lookout WindPower LLC	Delaware
Lot 59, LLC	Arizona
Louisiana Generating LLC	Delaware
LSP-Nelson Energy, LLC	Delaware
Lucky Wind, LLC	Minnesota
Maiden Winds, LLC	Minnesota
Maplekey Holdings Limited	United Kingdom
Maplekey UK Finance Limited	United Kingdom
Maplekey UK Limited	United Kingdom
MC Asset Recovery, LLC	Delaware
MCM Energy Ventures, Inc.	Georgia
MD & E Wind, LLC	Minnesota
MEC Esenyurt B.V.	Netherlands
MEC San Pascual B.V.	Netherlands

Meriden Gas Turbines LLC	Delaware
Middletown Power LLC	Delaware
Midway-Sunset Cogeneration Company	California
Midwest Finance Company, LLC	Delaware
Midwest Generation EME, LLC	Delaware
Midwest Generation Holdings I, LLC	Delaware
Midwest Generation Holdings II, LLC	Delaware
Midwest Generation Holdings Limited	Cayman Islands
Midwest Generation Procurement Services, LLC	Delaware
Midwest Generation, LLC	Delaware
Midwest Peaker Holdings, LLC	Delaware
Mirant (Bermuda), Ltd.	Bermuda
Mirant (Navotas II) Corporation	Philippines
Mirant AP Investments Limited	British Virgin Islands
Mirant Asia-Pacific Construction Limited	Hong Kong
Mirant Asia-Pacific Ventures, LLC	Delaware
Mirant Corporation Political Action Committee, Inc.	Georgia
Mirant Intellectual Asset Management and Marketing, LLC	Delaware
Mirant International Investments, Inc.	Delaware
Mirant Navotas Corporation	Philippines
Mirant New York Services, LLC	Delaware
Mirant Power Purchase, LLC	Delaware
Mirant Services, LLC	Delaware
Mirant Trust I	Delaware
Mirant Wrightsville Investments, Inc.	Delaware
Mirant Wrightsville Management, Inc.	Delaware
Mission Bingham Lake Wind, LLC	Delaware
Mission Community Wind North, LLC	Delaware
Mission CWN Holdings, LLC	Delaware
Mission de las Estrellas LLC	Delaware
Mission Del Cielo, LLC	Delaware
Mission del Sol, LLC	Delaware
Mission Energy Construction Services, LLC	California
Mission Energy Holdings International, LLC	Delaware

Mission Energy Wales, LLC	California
Mission Funding Zeta, LLC	California
Mission Iowa Wind, LLC	California
Mission Kern River Holdings, LLC	Delaware
Mission Midway-Sunset Holdings, LLC	Delaware
Mission Midwest Coal, LLC	Delaware
Mission Minnesota Wind II, LLC	Delaware
Mission Minnesota Wind III, LLC	Delaware
Mission Minnesota Wind, LLC	Delaware
Mission Mountain Wind, LLC	Delaware
Mission Procurement, LLC	Delaware
Mission Sycamore Holdings, LLC	Delaware
Mission Watson Holdings, LLC	Delaware
Mission Wind Aurora Starlight, LLC	Delaware
Mission Wind Boquillas, LLC	Delaware
Mission Wind Broken Bow, LLC	Delaware
Mission Wind Cedro, LLC	Delaware
Mission Wind Crofton Bluffs, LLC	Delaware
Mission Wind Goat Mountain, LLC	Delaware
Mission Wind Laredo, LLC	Delaware
Mission Wind Maine, LLC	Delaware
Mission Wind New Mexico II, LLC	Delaware
Mission Wind New Mexico, LLC	Delaware
Mission Wind Oklahoma, LLC	Delaware
Mission Wind Owaissa, LLC	Delaware
Mission Wind PA One, LLC	Delaware
Mission Wind PA Three, LLC	Delaware
Mission Wind PA Two, LLC	Delaware
Mission Wind Pennsylvania, LLC	Delaware
Mission Wind Pinnacle, LLC	Delaware
Mission Wind Southwest, LLC	Delaware
Mission Wind Terra Investments, LLC	Delaware
Mission Wind Texas II, LLC	Delaware
Mission Wind Texas, LLC	Delaware

Mission Wind Utah, LLC	Delaware
Mission Wind Wildorado, LLC	Delaware
Mission Wind Wyoming, LLC	Delaware
MNA Finance Corp.	Delaware
Monster Energy, LLC	Arizona
Montville IGCC LLC	Delaware
Montville Power LLC	Delaware
Mountain Wind Power II LLC	Delaware
Mountain Wind Power, LLC	Delaware
Natural Gas Repowering LLC	Delaware
NEO Chester-Gen LLC	Delaware
NEO Corporation	Minnesota
NEO Freehold-Gen LLC	Delaware
NEO Power Services Inc.	Delaware
Netherlands Antilles Holdco	Netherlands Antilles
Netherlands Holdco	Netherlands
New Genco GP, LLC	Delaware
New Jersey Power Development LLC	Delaware
Nexamp Winchendon Solar, LLC	Delaware
NINA Construction LLC	Delaware
NINA Investments Holdings LLC	Delaware
NINA Modularization LLC	Delaware
NINA Nuclear Training LLC	Delaware
NINA Steel Investments LLC	Delaware
NINA Texas 3 LLC	Delaware
NINA Texas 4 LLC	Delaware
North Community Turbines, LLC	Minnesota
North Wind Turbines, LLC	Minnesota
Northern Lights Wind, LLC	Minnesota
Norwalk Power LLC	Delaware
NRG Acquisition Holdings Inc.	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Alta Vista LLC	Delaware
NRG Americas, Inc.	Delaware

NRG Arroyo Nogales LLC	Delaware
NRG Artesian Energy LLC	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Asia-Pacific, Ltd.	Delaware
NRG Asset Services LLC	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Astoria Power LLC	Delaware
NRG Audrain Generating LLC	Delaware
NRG Audrain Holding LLC	Delaware
NRG Bayou Cove LLC	Delaware
NRG Bluewater Holdings LLC	Delaware
NRG Bluewater Wind Massachusetts LLC	Delaware
NRG Bourbonnais Equipment LLC	Delaware
NRG Bourbonnais LLC	Illinois
NRG Bowline LLC	Delaware
NRG Brazos Valley GP LLC	Delaware
NRG Brazos Valley LP LLC	Delaware
NRG Business Solutions LLC	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG Cadillac Inc.	Delaware
NRG Cadillac Operations Inc.	Delaware
NRG California North LLC	Delaware
NRG California Peaker Operations LLC	Delaware
NRG California South GP LLC	Delaware
NRG California South LP	Delaware
NRG Canal LLC	Delaware
NRG Capital II LLC	Delaware
NRG Carbon 360 LLC	Delaware
NRG Caymans Company	Cayman Islands
NRG Caymans-C	Cayman Islands
NRG Caymans-P	Cayman Islands
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Chalk Point CT LLC	Delaware
NRG Chalk Point LLC	Delaware

NRG CleanTech Investments LLC	Delaware
NRG Clearfield Pipeline Company LLC	Delaware
NRG Coal Development Company LLC	Delaware
NRG ComLease LLC	Delaware
NRG Common Stock Finance I LLC	Delaware
NRG Common Stock Finance II LLC	Delaware
NRG Connected Home LLC	Delaware
NRG Connecticut Affiliate Services Inc.	Delaware
NRG Connecticut Peaking Development LLC	Delaware
NRG Construction LLC	Delaware
NRG Curtailment Solutions LLC	Delaware
NRG Delta LLC	Delaware
NRG Development Company Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG DG Development LLC	Delaware
NRG Dispatch Services LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Electricity Sales Princeton LLC	Delaware
NRG Elkhorn Holdings LLC	Delaware
NRG Energy Center Corpus Christi LLC	Delaware
NRG Energy Center Dover LLC	Delaware
NRG Energy Center Eagles LLC	Delaware
NRG Energy Center Harrisburg LLC	Delaware
NRG Energy Center HCEC LLC	Delaware
NRG Energy Center Minneapolis LLC	Delaware
NRG Energy Center Omaha Holdings LLC	Delaware
NRG Energy Center Omaha LLC	Delaware
NRG Energy Center Oxnard LLC	Delaware
NRG Energy Center Paxton LLC	Delaware
NRG Energy Center Phoenix LLC	Delaware
NRG Energy Center Pittsburgh LLC	Delaware
NRG Energy Center Princeton LLC	Delaware

NRG Energy Center San Diego LLC	Delaware
NRG Energy Center San Francisco LLC	Delaware
NRG Energy Center Smyrna LLC	Delaware
NRG Energy Center Tucson LLC	Arizona
NRG Energy Efficiency-L LLC	Delaware
NRG Energy Efficiency-P LLC	Delaware
NRG Energy Fuel LLC	California
NRG Energy Fuel Services LLC	Delaware
NRG Energy Gas & Wind Holdings, Inc.	Delaware
NRG Energy Holdings II, Inc.	Delaware
NRG Energy Holdings Inc.	Delaware
NRG Energy Jackson Valley I, Inc.	California
NRG Energy Jackson Valley II, Inc.	California
NRG Energy Labor Services LLC	Delaware
NRG Energy Petroleum LLC	California
NRG Energy Services Group LLC	Delaware
NRG Energy Services International Inc.	Delaware
NRG Energy Services LLC	Delaware
NRG Energy, Inc.	Delaware
NRG Equipment Company LLC	Nevada
NRG ESA Joint Development LLC	Delaware
NRG EV Services LLC	Delaware
NRG First Power Holdings I	United Kingdom
NRG First Power Holdings II	United Kingdom
NRG First Power Limited	Guernsey
NRG Florida GP, LLC	Delaware
NRG Florida LP	Delaware
NRG Fuel Cell CA1 LLC	Delaware
NRG Fuel Resources LLC	Delaware
NRG Fuel Transportation LLC	Delaware
NRG Gas Development Company, LLC	Delaware
NRG Gaskell LLC	Delaware
NRG Generation Holdings, Inc.	Delaware
NRG Gibbons Road LLC	Delaware

NRG Gladstone Operating Services Pty Ltd	Australia
NRG Granite Acquisition LLC	Delaware
NRG GTL Holdings LLC	Delaware
NRG Harrisburg Cooling LLC	Delaware
NRG Home & Business Solutions LLC	Delaware
NRG Home Solutions LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Homer City Services LLC	Delaware
NRG HQ DG LLC	Delaware
NRG Huntington Beach LLC	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Identity Protect LLC	Delaware
NRG Ilion Limited Partnership	Delaware
NRG Ilion LP LLC	Delaware
NRG Independence Solar LLC	Delaware
NRG International II Inc.	Delaware
NRG International III Inc.	Delaware
NRG International LLC	Delaware
NRG Kaufman LLC	Delaware
NRG Latin America Inc.	Delaware
NRG Lease Co, LLC	Delaware
NRG Lease Development LLC	Delaware
NRG Limestone 3, LLC	Delaware
NRG Lovett Development I LLC	Delaware
NRG Lovett LLC	Delaware
NRG Maintenance Services LLC	Delaware
NRG Marsh Landing Holdings LLC	Delaware
NRG Marsh Landing LLC	Delaware
NRG MD Ash Management LLC	Delaware
NRG Mesquite LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG MidAtlantic Affiliate Services Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Midwest Holdings LLC	Delaware

NRG Midwest II LLC	Delaware
NRG Montville Operations Inc.	Delaware
NRG Nelson Turbines LLC	Delaware
NRG New Roads Holdings LLC	Delaware
NRG New York LLC	Delaware
NRG NM Suntower LLC	Delaware
NRG North America LLC	Delaware
NRG North Central Operations Inc.	Delaware
NRG Northeast Affiliate Services Inc.	Delaware
NRG Northeast Generation, Inc.	Delaware
NRG Northeast Holdings, Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
NRG Ohio Pipeline Company LLC	Delaware
NRG Operating Services, Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG PacGen Inc.	Delaware
NRG Peaker Finance Company LLC	Delaware
NRG Pennsylvania Pipeline Company LLC	Delaware
NRG Piney Point LLC	Delaware
NRG Portable Power LLC	Delaware
NRG Potomac River LLC	Delaware
NRG Potrero Development LLC	Delaware
NRG Potrero LLC	Delaware
NRG Power Generation Assets LLC	Delaware
NRG Power Generation LLC	Delaware
NRG Power Marketing LLC	Delaware
NRG Power Midwest GP LLC	Delaware
NRG Power Midwest LP	Delaware
NRG Procurement Company LLC	Nevada
NRG Project Company LLC	Delaware
NRG Reliability Solutions LLC	Delaware
NRG REMA LLC	Delaware
NRG Renew Africa Proprietary Limited	Republic of South Africa
NRG Renew KP LLC	Delaware

NRG Renew LLC	Delaware
NRG Renew NG Palmdale LLC	Delaware
NRG Renew Operation & Maintenance LLC	California
NRG Renew SAN LLC	Delaware
NRG Renew SCC LLC	Delaware
NRG Renew WB LLC	Delaware
NRG Renewable Energy CDE LLC	Delaware
NRG Renter’s Protection LLC	Delaware
NRG Repowering Holdings LLC	Delaware
NRG Residential Solar Solutions Leasing II LLC	Delaware
NRG Residential Solar Solutions LLC	Delaware
NRG Retail LLC	Delaware
NRG Retail Northeast LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Rockford Equipment II LLC	Illinois
NRG Rockford Equipment LLC	Illinois
NRG Rockford II LLC	Illinois
NRG Rockford LLC	Illinois
NRG Rocky Road LLC	Delaware
NRG Sabine (Delaware), Inc.	Delaware
NRG Sabine (Texas), Inc.	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG San Gabriel Power Generation LLC	Delaware
NRG Security LLC	Delaware
NRG Services Corporation	Delaware
NRG Sherbino LLC	Delaware
NRG Silver CIty Bond Purchaser LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Solar Alpine II LLC	Delaware
NRG Solar Alpine LLC	Delaware
NRG Solar Anasco LLC	Delaware
NRG Solar Apple II LLC	Delaware
NRG Solar Apple LLC	Delaware
NRG Solar Arrowhead LLC	Delaware

NRG Solar Asset Management LLC	Delaware
NRG Solar AV Holdco LLC	Delaware
NRG Solar Avra Valley LLC	Delaware
NRG Solar Blythe II LLC	Delaware
NRG Solar Blythe III LLC	Delaware
NRG Solar Blythe IV LLC	Delaware
NRG Solar Blythe LLC	Delaware
NRG Solar Blythe V LLC	Delaware
NRG Solar Borrego Holdco LLC	Delaware
NRG Solar Borrego I LLC	Delaware
NRG Solar Borrego II LLC	Delaware
NRG Solar Caribe LLC	Delaware
NRG Solar Community 1 LLC	Delaware
NRG Solar Community Holdco LLC	Delaware
NRG Solar CVSR Holdings 2 LLC	Delaware
NRG Solar CVSR Holdings LLC	Delaware
NRG Solar Dandan LLC	Guam
NRG Solar Desert Center II LLC	Delaware
NRG Solar Desert Center LLC	Delaware
NRG Solar DG LLC	Delaware
NRG Solar DOD 1 LLC	Delaware
NRG Solar Gaskell LLC	Delaware
NRG Solar Gecko LLC	Delaware
NRG Solar Green Valley LLC	Delaware
NRG Solar Guam LLC	Delaware
NRG Solar Hyder I LLC	Delaware
NRG Solar Hyder II LLC	Delaware
NRG Solar Hyder III LLC	Delaware
NRG Solar Iguana LLC	Delaware
NRG Solar Isabela LLC	Delaware
NRG Solar Ivanpah LLC	Delaware
NRG Solar Juncos LLC	Delaware
NRG Solar Kansas South Holdings LLC	Delaware
NRG Solar Kansas South LLC	Delaware

NRG Solar Las Vegas MB 1 LLC	Delaware
NRG Solar Mayfair LLC	Delaware
NRG Solar Montecristi LLC	Delaware
NRG Solar Oasis LLC	Delaware
NRG Solar Pacific LLC	Delaware
NRG Solar PV LLC	Delaware
NRG Solar Ring LLC	Delaware
NRG Solar Roadrunner Holdings LLC	Delaware
NRG Solar Roadrunner LLC	Delaware
NRG Solar Sabana Grande LLC	Delaware
NRG Solar Santiago LLC	Delaware
NRG Solar SBV LLC	Delaware
NRG Solar SC Stadium LLC	Delaware
NRG Solar Star LLC	Delaware
NRG Solar Sunora LLC	Delaware
NRG Solar Sunrise LLC	Delaware
NRG Solar Tabernacle LLC	Delaware
NRG Solar TE Manager LLC	Delaware
NRG Solar Ventures LLC	Delaware
NRG Solar Wharton LLC	Delaware
NRG South Central Affiliate Services Inc.	Delaware
NRG South Central Generating LLC	Delaware
NRG South Central Operations Inc.	Delaware
NRG South Texas LP	Texas
NRG South Trent Holdings LLC	Delaware
NRG Sterlington Power LLC	Delaware
NRG SunCap Leasing I LLC	Delaware
NRG Switchyard Energy LLC	Delaware
NRG Tank Farm LLC	Delaware
NRG Telogia Power LLC	Delaware
NRG Texas C&I Supply LLC	Delaware
NRG Texas Gregory LLC	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware

NRG Texas Power LLC	Delaware
NRG Texas Retail LLC	Delaware
NRG Thermal LLC	Delaware
NRG Thermal Solar LLC	Delaware
NRG Trading Advisors LLC	Delaware
NRG Transmission Holdings LLC	Delaware
NRG ULC Parent, Inc.	Delaware
NRG Victoria I Pty Ltd	Australia
NRG Walnut Creek II, LLC	Delaware
NRG Walnut Creek, LLC	Delaware
NRG Warranty Services LLC	Delaware
NRG West Coast LLC	Delaware
NRG West Holdings LLC	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Wholesale Generation GP LLC	Delaware
NRG Wholesale Generation LP	Delaware
NRG Willow Pass LLC	Delaware
NRG Wind Development Company, LLC	Delaware
NRG Wind Force LLC	Delaware
NRG Wind LLC	Delaware
NRG Wind TE Holdco LLC	Delaware
NRG Yield LLC	Delaware
NRG Yield Operating LLC	Delaware
NRG Yield, Inc.	Delaware
NRG/JPM DG Solar Holdings I LLC	Delaware
NRGenerating German Holdings GmbH	Switzerland
NRGenerating International B.V.	Netherlands
NRGenerating Luxembourg (No. 1) S.a.r.l.	Luxembourg
NRGenerating Luxembourg (No. 2) S.a.r.l.	Luxembourg
Nuclear Innovation North America Investments LLC	Delaware
Nuclear Innovation North America LLC	Delaware
O’Brien Cogeneration, Inc. II	Delaware
OC Solar 2010, LLC	California
OCI Solar Lakeside LLC	Delaware

Odin Wind Farm LLC	Minnesota
One Block Off The Grid, Inc.	Delaware
ONSITE Energy, Inc.	Oregon
Orion Power New York GP, Inc.	Delaware
Orion Power New York LP, LLC	Delaware
Orion Power New York, LP	Delaware
Oswego Harbor Power LLC	Delaware
OWF Eight, LLC	Minnesota
OWF Five, LLC	Minnesota
OWF Four, LLC	Minnesota
OWF One, LLC	Minnesota
OWF Seven, LLC	Minnesota
OWF Six, LLC	Minnesota
OWF Three, LLC	Minnesota
OWF Two, LLC	Minnesota
Pacific Crockett Holdings, Inc.	Oregon
Pacific Generation Company	Oregon
Pacific Generation Holdings Company	Oregon
Pacific-Mt. Poso Corporation	Oregon
Palo Alto County Wind Farm, LLC	Iowa
PCF II, LP	Canada
PCF LP	Canada
PESD Energy, LLC	Arizona
Petra Nova CCS I LLC	Delaware
Petra Nova Holdings LLC	Delaware
Petra Nova LLC	Delaware
Petra Nova Parish Holdings LLC	Delaware
Petra Nova Power I LLC	Delaware
PFMG 2011 Finance Holdco, LLC	Delaware
PFMG Apple I LLC	Delaware
Pinnacle Wind, LLC	Delaware
Pioneer Ridge, LLC	Delaware
Pioneer Trail Wind, LLC	Delaware
PM Solar Holdings, LLC	California

Portfolio Solar I, LLC	Delaware
Poverty Ridge Wind, LLC	Iowa
Power Beyond, LLC	Minnesota
Power Blades Windfarm, LLC	Minnesota
Powerton Generation I, LLC	Delaware
PowerTree Carbon Company, LLC*	Delaware
Project Finance Fund III, L.P.	Delaware
ProSun Solar Development Company, LLC	Delaware
Pure Energies Group Inc.	Ontario
Pure Energies Installation Inc.	Delaware
Pure Group, Inc.	California
RDI Consulting, LLC	Delaware
RE Retail Receivables, LLC	Delaware
Reliant Energy Charitable Foundation	Delaware
Reliant Energy Northeast LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
RERH Holdings, LLC	Delaware
Restoration Design LLC	New Jersey
Roadrunner SunTower, LLC	Delaware
Roof Diagnostics Solar and Electric LLC	New Jersey
Roof Diagnostics Solar and Electric of Connecticut, LLC	Connecticut
Roof Diagnostics Solar and Electric of NY, LLC	New York
Roof Diagnostics Solar Holdings LLC	Delaware
Roof Diagnostics Solar of Mass., LLC	Massachusetts
RRI Energy Broadband, Inc.	Delaware
RRI Energy Channelview (Delaware) LLC	Delaware
RRI Energy Channelview (Texas) LLC	Delaware
RRI Energy Channelview LP	Delaware
RRI Energy Channelview, LLC	Delaware
RRI Energy Communications, Inc.	Delaware
RRI Energy Services Channelview, LLC	Delaware
RRI Energy Services Desert Basin, LLC	Delaware

RRI Energy Services, LLC	Delaware
RRI Energy Solutions East, LLC	Delaware
RRI Energy Trading Exchange, Inc.	Delaware
RRI Energy Ventures, Inc.	Delaware
Sabine Cogen, L.P.	Delaware
Sachsen Holding B.V.	Netherlands
Saguaro Power Company, a Limited Partnership	California
Saguaro Power LLC	Delaware
San Gabriel Energy, LLC	California
San Joaquin Energy, LLC	California
San Joaquin Valley Energy I, Inc.	California
San Joaquin Valley Energy IV, Inc.	California
San Joaquin Valley Energy Partners I, L.P	California
San Juan Energy, LLC	California
San Juan Mesa Investments, LLC	Delaware
San Juan Mesa Wind Project, LLC	Delaware
San Pascual Cogeneration Company International B.V.	Netherlands
Sand Drag LLC	Delaware
SCWFD Energy, LLC	Arizona
Seawall Solar Holdings LLC	Delaware
SES Operations, LLC	Delaware
Sherbino I Wind Farm LLC	Delaware
Sierra Wind, LLC	Minnesota
Silver Lake Acres Wind Farm, LLC	Iowa
Silverado Energy, LLC	California
Sleeping Bear, LLC	Delaware
Solar Flagstaff One LLC	Delaware
Solar Pacific LLC	Delaware
Solar Partners I, LLC	Delaware
Solar Partners II, LLC	Delaware
Solar Partners VIII, LLC	Delaware
Solar Power Partners, Inc.	Delaware
Solar Pure Energies, Inc.	Canada
Somerset Operations Inc.	Delaware

Somerset Power LLC	Delaware
South Texas Wind, LLC	Delaware
South Trent Wind LLC	Delaware
Southern Sierra Energy, LLC	California
Spanish Fork Wind Park 2, LLC	Utah
Spanish Town Estate Solar 1 LLC	Delaware
SPP AMCo, LLC	Delaware
SPP Asset Holdings, LLC	Delaware
SPP DG DevCo 3a, LLC	Delaware
SPP DG DevCo 4a, LLC	Delaware
SPP DU DevCo, LLC	Delaware
SPP Fund II Holdings, LLC	Delaware
SPP Fund II Master Tenant, LLC	Delaware
SPP Fund II Mgmt, LLC	Delaware
SPP Fund II, LLC	Delaware
SPP Fund II-B, LLC	Delaware
SPP Fund III Construction Holdings, LLC	Delaware
SPP Fund III Holdings, LLC	Delaware
SPP Fund III Master Tenant, LLC	Delaware
SPP Fund III Mgmt, LLC	Delaware
SPP Fund III, LLC	Delaware
SPP GALAXY, INC.	Delaware
SPP III Fundings, LLC	Delaware
SPP Lease Holdings, LLC	Delaware
SPP OpCo, LLC	Delaware
SPP P-IV Construction, LLC	Delaware
SPP P-IV Master Lessee, LLC	Delaware
SPP Selco, LLC	Delaware
Stahl Wind Energy, LLC	Minnesota
Statoil Energy Power/Pennsylvania, Inc.	Pennsylvania
Stony Hills Wind Farm, LLC	Minnesota
Storm Lake Power Partners I LLC	Delaware
Sun City Project LLC	Delaware
Sunora Energy CA LLC	Delaware

Sunora Energy Construction Holdings LLC	Delaware
Sunora Energy International Ltd	British Virgin Islands
Sunora Energy PR LLC	Delaware
Sunora Energy Solutions Holdings LLC	Delaware
Sunora Energy Solutions I LLC	Delaware
Sunora Energy Solutions Limited Partnership	Delaware
Sunora PA Construction Services LLC	Delaware
Sunrise Power Company, LLC	Delaware
Sunrise View Wind Farm, LLC	Iowa
Sunset View Wind Farm, LLC	Iowa
Sunshine State Power (No. 2) B.V.	Netherlands
Sunshine State Power B.V.	Netherlands
Sutton Wind Energy, LLC	Iowa
TA- High Desert, LLC	California
Tacoma Energy Recovery Company	Delaware
TAIR Windfarm, LLC	Minnesota
Taloga Wind II, LLC	Oklahoma
Taloga Wind, L.L.C.	Oklahoma
Tapestry Wind, LLC	Delaware
TCV Pipeline, LLC	Delaware
Texas Coastal Ventures, LLC	Delaware
Texas Genco Financing Corp.	Delaware
Texas Genco GP, LLC	Texas
Texas Genco Holdings, Inc.	Texas
Texas Genco LP, LLC	Delaware
Texas Genco Operating Services, LLC	Delaware
Texas Genco Services, LP	Texas
TG Windfarm, LLC	Minnesota
Tofteland Windfarm, LLC	Minnesota
Tower of Power, LLC	Minnesota
Turners Falls Limited Partnership	Delaware
US Retailers LLC	Delaware
USSV Land Company LLC	Delaware
Vail Energy, LLC	Arizona

Valle Del Sol Energy, LLC	Delaware
Viejo Energy, LLC	California
Vienna Operations Inc.	Delaware
Vienna Power LLC	Delaware
Viento Funding II, LLC	Delaware
Viento Funding, LLC	Delaware
Virgin Lake Wind Farm, LLC	Iowa
Walnut Creek Energy, LLC	Delaware
Walnut Creek II, LLC	Delaware
Watson Cogeneration Company	California
WCEP Holdings, LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
West Coast Power LLC	Delaware
West Pipestone Transmission, LLC	Minnesota
West Transmission One, LLC	Delaware
Western Sierra Energy, LLC	California
Westridge Windfarm, LLC	Minnesota
Whispering Wind Acres, LLC	Minnesota
White Caps Windfarm, LLC	Minnesota
Wildcat Energy, LLC	Arizona
Wildorado Interconnect, LLC	Texas
Wildorado Wind, LLC	Texas
Wilson Creek Power Partners, LLC	Delaware
Wind Family Turbine, LLC	Iowa
Windcurrent Farms, LLC	Minnesota
Windom Transmission, LLC	Minnesota
Wrightsville Development Funding, L.L.C.	Delaware
WSD Solar Holdings, LLC	Delaware
Zontos Wind, LLC	Iowa